--------------------------------------------------------------------------------
                   SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 19, 2004

                     ----------------------------------------

                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     001-31258             13-3880755
  (State or Other Jurisdiction        Commission File         (IRS Employer
        of Incorporation)                 Number)          Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                              22030-2801
      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (703) 246-0200


================================================================================


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

Exhibit No.    Description
-----------    --------------

     99.1 Press Release, dated February 19, 2004, announcing the Company's financial results for the fourth quarter and year ended December 31, 2003.

     99.2 Reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.


Item 12.    Results of Operations and Financial Condition.

          On February 19, 2004, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the Company's financial results for the fourth quarter and year ended December 31, 2003, as well as the schedule for a conference call and "web cast" on the same date.

         A copy of the  Company's  press  release is attached  hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is a reconciliation of certain non-GAAP financial measures expected to be discussed by the Company during its February 19, 2004 earnings conference call to the most directly comparable GAAP financial measures and is incorporated by reference herein.

      The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


================================================================================

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ANTEON INTERNATIONAL CORPORATION

Date: February 19, 2004                  /s/    Curtis L. Schehr
------------------------                ---------------------------
                                         Curtis L. Schehr
                                         Senior Vice President,
                                         General Counsel and Secretary




--------------------------------------------------------------------------------


                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description
-----------     -------------

     99.1 Press Release, dated February 19, 2004, announcing the Company's financial results for the fourth quarter and year ended December 31, 2003.

     99.2 Reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                                                    Exhibit 99.1

NEWS




FOR IMMEDIATE RELEASE

                                                   Contacts:

                                                   Investors
                                                   Dennis Kelly
                                                   (703) 246-0318
                                                   dkelly@anteon.com

                                                   Media
                                                   Tom Howell
                                                   (703) 246-0525
                                                   thowell@anteon.com

          ANTEON REPORTS RECORD 4th QUARTER AND FULL YEAR 2003 RESULTS

o 2003 revenues  exceed $1 billion;  26% total and 16% organic  revenue growth
o 36% pro forma EPS  growth  for 2003
o $534  million  in Q4 new  orders  and $1.8 billion for the year

         FAIRFAX, VA, February 19, 2004 - Anteon International Corporation (NYSE: ANT), a leading information technology and systems engineering and integration company, announced today its operating results for the fourth quarter and full year ended December 31, 2003.

Financial Results

     Revenues for the fourth quarter of 2003 increased 29.4 % to $280.7 million from $216.9 million for the comparable period in 2002, including $37.2 million in revenues from Information Spectrum, Inc. ("ISI"), acquired in May 2003. Excluding ISI, the organic revenue growth rate for the quarter was 12.3 %. Operating income for the fourth quarter increased 34.0 % to $23.2 million from $17.3 million for the comparable period in 2002. Net income for the fourth quarter was $5.9 million versus $8.6 million in the comparable period in 2002 due to a $10.1 million pre-tax charge related to our debt refinancing which was recorded as interest expense. Earnings per share on a fully diluted basis ("EPS") was $0.16 versus $0.24 in the comparable quarter in 2002. The EPS effect of the $10.1 million pre-tax charge related to the debt refinancing was $0.17. Excluding the one-time refinancing cost, pro forma EPS was $0.33, an increase of 37.5 % over fourth quarter 2002.

     Cash flow from operations for the fourth quarter was negative $3.1 million due to costs associated with debt refinancing and an increase in days sales outstanding ("DSO"). DSO at quarter end was 71 days. For the year ended December 31, 2003, cash flow from operations was $37.7 million and free cash flow was $34.6 million.

     For the 12 months ended December 31, 2003, Anteon's revenues increased 26.2% to $1.042 billion from $825.8 million reported in 2002. Revenues for 2003 included $82.5 million from ISI. Excluding ISI, the organic growth rate for 2003 was 16.2%. Operating income for 2003 increased 30.6 % to $84.1 million compared to $64.4 million for 2002. Net income for the year increased 36.9 % to $36.2 million from $26.4 million for 2002. Fully diluted earnings per share increased 25.6% to $0.98 for full year 2003 from $0.78 last year. The pro forma EPS, excluding the secondary offering costs and the debt refinancing, was $1.17, a 36.0% increase over the $0.86 pro forma EPS for 2002.

     A reconciliation between certain non-GAAP financial measures and reported financial results is provided as an attachment to this press release.

New Business

     Anteon generated $534 million of new business orders during the fourth quarter of 2003 and had approximately $3.5 billion in proposals under evaluation by customers at December 31, 2003. Major contract awards during the fourth quarter included:

o        A  $125  million  contract  to  provide  services,   including  systems
         integration, systems analysis and strategic studies, in support of U.S. Navy aircraft carrier programs.

o        A $105 million contract from the Office of the Secretary of Defense, to
         provide  homeland   security,   intelligence,   and  simulation  system
         solutions.

o A $107 million contract to provide engineering and technical services in support of U.S. Navy Antisubmarine Warfare and Mine Warfare systems.

o Four U.S. Army contracts valued at over $24 million to support efforts related to the global war on terrorism and Army transformation.

o A contract to provide 1,000 optical card readers and biometric verification systems for the Department of Homeland Security's U.S. VISIT Program Office.

CEO Comments

     Joseph M. Kampf, President and Chief Executive Officer of Anteon, said, "2003 was an exceptionally strong year for Anteon. We continued our high growth rate and passed the $1 billion annual revenue milestone. In doing so, we successfully acquired and integrated ISI, significantly expanded our customer base, added over 1,800 `Team' Anteon employees, and achieved strong growth in earnings per share. The fourth quarter culminated a highly successful year in which Anteon generated over $1.8 billion of new orders across our customer base. This amount represents the highest total of annual new orders in Anteon's history. Total remaining contract value, previously referred to as "backlog", at year-end was $5.6 billion. Based on our strong business development pipeline and solid positioning in key areas across our marketplace, we look forward to another exceptional year in 2004."

Company Guidance

The Company reiterates its 2004 guidance as summarized in the table below.

2004 FINANCIAL GUIDANCE

           (Dollars and shares in millions, except per share amounts)

                                        Q1 2004                Full Year 2004
                                        -------                --------------

Revenues                               $282 -$290               $1,220 - $1,250
Weighted Average Shares
Outstanding                               37.6                        37.8

Tax Rate                                  38.75%                     38.75%
Fully Diluted Earnings Per Share    Meet or exceed $0.34    Meet or exceed $1.50

         Full year revenue guidance represents a total growth rate exceeding 17% over 2003. The Company's revenue guidance is supported by its expectation that growth in federal government spending for information technology and systems engineering will remain robust through 2004, particularly in areas of national priority critical to pursuing the war on terrorism and defense transformation. Anteon derives over 90% of its revenues from the Department of Defense, intelligence community, and the Department of Homeland Security.

         Fully diluted earnings per share for 2004 is expected to increase at least 28% over the pro forma EPS of $1.17 achieved in 2003. The expected increase in EPS results from the combination of continued revenue growth and lower interest costs as compared to 2003.

Conference Call

         Anteon has scheduled a conference call for 10:00 a.m. Eastern Standard Time TODAY, February 19, 2004, during which senior management will discuss fourth quarter results and respond to questions. The conference call will be Webcast (listen only) via Anteon's website at www.anteon.com.

         A telephone replay of the call also will be available beginning at 1:00 p.m. Eastern Standard Time on February 19, 2004, until midnight February 24, 2004. To access the replay, call (800) 642-1687 (U.S.) or (706) 645-9291
(International). The confirmation code for access to the replay is 5109201. A replay also will be available on Anteon's website shortly after the conclusion of the call.

About Anteon

         Anteon, headquartered in Fairfax, Virginia, is a leading information technology and engineering solutions company providing support to the federal government and international sectors. For over 27 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. The Company currently has approximately 7,600 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys. Anteon was cited by Forbes Magazine, in 2004, as one of the 25 fastest growing technology companies and named one of the world's top 100 information technology companies in Business Week's INFOTECH 100 Annual Report (2003). For more information, visit www.anteon.com.

Safe Harbor Statement under the Private Securities Litigation
Reform Act of 1995:
         The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "projects," "anticipates," "believes," "estimates," "expects," "plans," "intends," and similar expressions. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward- looking statements include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks, including risks associated with protests, and other risks described in the Company's Securities and Exchange Commission filings. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time. The Company does not currently intend, however, to update the guidance provided today prior to its next earnings release.

                                      # # #




                                                  ANTEON INTERNATIONAL CORPORATION
                                           UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                        For the three months ended December 31, 2003 and 2002
                                                     (in thousands, except EPS)


                                                                   Three Months           Three Months
                                                                       Ended                   Ended              Percentage
                                                                   December 2003           December 2002            Change
                                                                 ------------------      -------------------     --------------

Revenues                                                      $       280,710             $      216,945              29.4%

   Cost of Revenues                                                   240,570                    185,049              30.0%
   General and Administrative Expenses                                 16,259                     14,112              15.2%
   Amortization of Intangible Assets                                      687                        477              44.0%
                                                                 -------------              -------------
Operating Income                                                       23,194                     17,307              34.0%

   Secondary Offering Expenses                                             54                         --             100.0%
   Interest Expense                                                    13,859                      3,320             317.4%
   Minority Interest                                                      (4)                       (15)                --%
                                                                 -------------              -------------
Pretax Income                                                           9,277                     13,972            (33.6)%
   Income Tax                                                           3,414                      5,337            (36.0)%
                                                                 -------------              -------------
Net income                                                    $         5,863             $        8,635            (32.1)%
                                                                 =============              =============
   EBITDA                                                              25,332                     18,687              35.6%
   Cash flow from Operations                                          (3,134)                     13,379

   Basic Shares                                                        35,272                     34,338               2.7%
   Diluted Shares                                                      37,249                     36,678               1.5%
   EPS, Basic                                                 $          0.17             $         0.25              32.0%
   EPS, Diluted                                               $          0.16             $         0.24              33.3%






                                                  ANTEON INTERNATIONAL CORPORATION
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                           For the years ended December 31, 2003 and 2002
                                                     (in thousands, except EPS)

                                                                    Year Ended               Year Ended           Percentage
                                                                   December 2003           December 2002            Change
                                                                  --------------           --------------        ---------------


Revenues                                                      $     1,042,474              $       825,826              26.2%

    Cost of Revenues                                                  897,264                      711,328              26.1%
    General and Administrative Expenses                                58,647                       48,197              21.7%
    Amortization of Intangible Assets                                   2,450                        1,907              28.5%
                                                                 -------------                -------------
Operating Income                                                       84,113                       64,394              30.6%

    Other Income                                                           --                          417                N/A
    Secondary Offering Expense                                            852                           --             100.0%
    Interest Expense                                                   24,244                       21,626              12.1%
    Minority Interest                                                    (54)                         (18)                --%
                                                                 -------------                -------------
    Pretax Income                                                      58,963                       43,167              36.6%
Income Tax                                                             22,773                       16,723              36.2%
                                                                 -------------                -------------
                                                                 -------------                -------------
Net income                                                    $        36,190              $        26,444              36.9%
                                                                 =============                =============
    EBITDA                                                             90,949                       70,994              28.1%
    Cash flow from Operations                                          37,691                      (1,722)

    Basic Shares                                                       34,851                       32,163               8.4%
    Diluted Shares                                                     36,925                       34,022               8.5%
    EPS, Basic                                                $          1.04              $          0.82              26.8%
    EPS, Diluted                                              $          0.98              $          0.78              25.6%






                                                  ANTEON INTERNATIONAL CORPORATION
                                           PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                        For the three months ended December 31, 2003 and 2002
                                                     (in thousands, except EPS)


                                                                   Three Months           Three Months
                                                                       Ended                  Ended               Percentage
                                                                   December 2003           December 2002            Change
                                                                 ------------------      -------------------     --------------


Revenues                                                      $      280,710                $      216,945            29.4%

   Cost of Revenues                                                  240,570                       185,049            30.0%
   General and Administrative Expenses                                16,259                        14,112            15.2%
   Amortization of Intangible Assets                                     687                           477            44.0%
                                                                 ------------                  ------------
Operating Income                                                      23,194                        17,307            34.0%

   Secondary Offering Expenses                                            --                            --              N/A
   Interest Expense                                                    3,759                         3,320            13.2%
   Minority Interest                                                     (4)                          (15)              --%
                                                                 ------------                  ------------
Pretax Income                                                         19,431                        13,972            39.1%
   Income Tax                                                          7,225                         5,337            35.4%
                                                                 ------------                  ------------
                                                                 ------------                  ------------
Net income                                                    $       12,206                $        8,635            41.4%
                                                                 ============                  ============
   EBITDA                                                             25,332                        18,687            35.6%

   Basic Shares                                                       35,272                        34,338             2.7%
   Diluted Shares                                                     37,249                        36,678             1.5%
   EPS, Basic                                                 $         0.35                $         0.25            40.0%
   EPS, Diluted                                               $         0.33                $         0.24            37.5%






                                                  ANTEON INTERNATIONAL CORPORATION
                                           PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                           For the years ended December 31, 2003 and 2002
                                                     (in thousands, except EPS)

                                                                    Year Ended              Year Ended           Percentage
                                                                   December 2003          December 2002            Change
                                                                  ------------------     -------------------     --------------

Revenues                                                      $    1,042,474             $      825,826              26.2%

    Cost of Revenues                                                 897,264                    711,328              26.1%
    General and Administrative Expenses                               58,647                     48,197              21.7%
    Amortization of Intangible Assets                                  2,450                      1,907              28.5%
                                                                 ------------               ------------
Operating Income                                                      84,113                     64,394              30.6%

    Other Income                                                          --                        271                N/A
    Secondary Offering Expense                                            --                         --                N/A
    Interest Expense                                                  14,144                     13,265               6.6%
    Minority Interest                                                   (54)                       (18)                N/A
                                                                 ------------               ------------
    Pretax Income                                                     69,915                     51,382              36.1%
Income Tax                                                            26,584                     19,929              33.4%
                                                                 ------------               ------------
                                                                 ------------               ------------
Net income                                                    $       43,331             $       31,453              37.8%
                                                                 ============               ============
    EBITDA                                                            90,949                     70,994              28.1%

    Basic Shares                                                      34,851                     33,975               2.6%
    Diluted Shares                                                    36,925                     36,526               1.1%
    EPS, Basic                                                $         1.24             $         0.93              33.3%
    EPS, Diluted                                              $         1.17             $         0.86              36.0%









                                                  ANTEON INTERNATIONAL CORPORATION
                                                     CONSOLIDATED BALANCE SHEETS
                                                           (in thousands)

                                                                         As of                      As of
                                                                   December 31, 2003          December 31, 2002
                                                                 ----------------------     -----------------------

ASSETS

    Cash and cash equivalents                                     $         2,088           $         4,266
    Accounts receivable, net                                              222,937                   189,059
    Other current assets                                                   19,566                    15,071

    Property and equipment, net                                            12,759                     9,992
    Goodwill, net                                                         212,205                   138,619
    Intangible and other assets, net                                        9,725                     7,685
                                                                       ----------               -----------
Total assets                                                      $       479,280           $       364,692
                                                                       ==========               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

    Accounts payable/accrued expenses and other current
      liabilities                                                 $       123,521           $       116,007
    Indebtedness                                                          158,776                   105,701
    Deferred revenue                                                       11,783                     5,701
    Other long-term liabilities                                            10,498                     8,298
                                                                       ----------               -----------
Total liabilities                                                         304,578                   235,707

Minority interest in subsidiaries                                             210                       156
Stockholders' equity                                                      174,492                   128,829
                                                                       ----------               -----------
Total liabilities and stockholders' equity                        $       479,280           $       364,692
                                                                       ==========               ===========





                                        RECONCILIATION BETWEEN PRO FORMA EPS AND REPORTED EPS
                                                    ( in thousands, except EPS)

                                                                                            2003
                                                         ---------------------------------------------------------------------------
                                                              Q1              Q2             Q3             Q4            FY 2003
                                                         -------------    -----------     ----------    ------------    ------------
Net Income                                              $      9,075      $  10,309       $ 10,943      $    5,863      $   36,190

Basic Shares                                                  34,460         34,694         34,970          35,272          34,851
Diluted Shares                                                36,630         36,730         37,084          37,249          36,925

Reported Basic EPS                                              0.26           0.30           0.31            0.17            1.04
Reported Diluted EPS                                            0.25           0.28           0.30            0.16            0.98

Add: Tax Adjusted Refinance Charge                                --             --             --           6,289           6,289
Add: Secondary Offering Expenses                                  --             --            798              54             852
                                                         -----------      ---------       --------      ----------      -----------
Pro Forma Net Income                                    $      9,075      $  10,309       $ 11,741      $   12,206      $   43,331

Basic Shares                                                  34,460         34,694         34,970          35,272          34,851
Diluted Shares                                                36,630         36,730         37,084          37,249          36,925

Pro Forma Basic EPS                                             0.26           0.30           0.34            0.35            1.24
Pro Forma Diluted EPS                                           0.25           0.28           0.32            0.33            1.17



                                                                                           2002

                                                         --------------------------------------------------------------------------
                                                             Q1               Q2             Q3             Q4            FY 2002
                                                         ------------     -----------    -----------    ------------    ------------
Net Income                                              $      4,134      $   5,509       $  8,166      $    8,635      $   26,444

Basic Shares                                                  26,127         33,891         34,184          34,338          32,163
Diluted Shares                                                28,548         36,554         36,555          36,678          34,022

Reported Basic EPS                                              0.16           0.16           0.24            0.25            0.82
Reported Diluted EPS                                            0.14           0.15           0.22            0.24            0.78

Less: Gain on sale of Discontinued Operations                     --             88             --              --              88
Add: Tax Adjusted Interest Expense from IPO                    2,702          2,395             --              --           5,097
                                                         -----------      ---------      ---------      ----------      -----------
Pro Forma Net Income                                    $      6,836      $   7,816       $  8,166      $    8,635      $   31,453

Basic Shares                                                  33,477         33,891         34,184          34,338          33,975
Diluted Shares                                                36,307         36,554         36,555          36,678          36,526

Pro Forma Basic EPS                                             0.20           0.23           0.24            0.25            0.93
Pro Forma Diluted EPS                                           0.19           0.21           0.22            0.24            0.86




                                              RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                            ( in thousands)


                                                                                    2003
                                                 -----------------------------------------------------------------------------
                                                       Q1              Q2              Q3              Q4            FY 2003
                                                       --              --              --              --            -------
Net Income                                          $  9,075        $ 10,309      $  10,943       $   5,863      $    36,190

Secondary Offering Expenses                               --              --            798              54              852
Provision for income taxes                             5,688           6,562          7,109           3,414           22,773
Interest expense, net of interest income               3,191           3,363          3,830          13,860           24,244
Amortization                                             477             563            723             687            2,450
Depreciation                                             892             936          1,158           1,454            4,440
                                                   -----------     -----------     -----------      ----------     ------------
EBITDA (1)                                          $ 19,323        $ 21,733      $   24,561      $  25,332      $    90,949


                                                                                     2002

                                                 -----------------------------------------------------------------------------
                                                     Q1             Q2               Q3              Q4             FY2002
                                                     --              --              --              --            -------
Net Income                                          $  4,134        $  5,509      $   8,166       $   8,635      $    26,444

Secondary Offering Expenses                               --              --             --              --               --
Provision for income taxes                             2,646           3,518          5,221           5,338           16,723
Interest expense, net of interest income               7,734           7,349          3,224           3,320           21,627
Amortization                                             476             477            477             477            1,907
Depreciation                                           1,215           1,121          1,040             917            4,293
                                                   -----------     ----------      ------------   ----------      ------------
EBITDA (1)                                          $ 16,205        $ 17,974      $  18,128       $  18,687      $    70,994


(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization, net interest expense and secondary offering expenses. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.

     RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                ($ in thousands)


                                                   Q4              Full Year
                                              --------------    --------------

   2002 Revenue                             $     216,945       $     825,826
   2003 Revenue                                   280,710           1,042,474
   Total Revenue Growth over 2002                   29.4%               26.2%

   Less: 2003 ISI Revenue                          37,157              82,469
   Adjusted Total 2003 Revenue                    243,553             960,005
   Organic Revenue Growth over 2002                 12.3%               16.2%




          RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW
                                 (in thousands)

                  Free Cash Flow                           FY 2003
                  ---------------                        ------------

                  Cash Flow from Operations         $          37,691
                  Less: Capital Expenditures                  (3,049)
                                                         ------------
                  Free Cash Flow                    $          34,642
                                                         ============

                                                                    Exhibit 99.2




                                        RECONCILIATION BETWEEN PRO FORMA EPS AND REPORTED EPS
                                                           (in thousands)

                                                                                            2003

                                                         ---------------------------------------------------------------------------
                                                              Q1              Q2             Q3             Q4            FY 2003
                                                         -------------    -----------     ----------    ------------    ------------
Net Income                                              $      9,075      $  10,309       $ 10,943      $    5,863      $   36,190

Basic Shares                                                  34,460         34,694         34,970          35,272          34,851
Diluted Shares                                                36,630         36,730         37,084          37,249          36,925

Reported Basic EPS                                              0.26           0.30           0.31            0.17            1.04
Reported Diluted EPS                                            0.25           0.28           0.30            0.16            0.98

Add: Tax Adjusted Refinance Charge                                --             --             --           6,289           6,289
Add: Secondary Offering Expenses                                  --             --            798              54             852
                                                         -----------      ---------       --------      ----------     -----------
Pro Forma Net Income                                    $      9,075      $  10,309       $ 11,741      $   12,206      $   43,329

Basic Shares                                                  34,460         34,694         34,970          35,272          34,851
Diluted Shares                                                36,630         36,730         37,084          37,249          36,925

Pro Forma Basic EPS                                             0.26           0.30           0.34            0.35            1.24
Pro Forma Diluted EPS                                           0.25           0.28           0.32            0.33            1.17



                                                                                           2002

                                                         --------------------------------------------------------------------------
                                                             Q1               Q2             Q3             Q4            FY 2002
                                                         ------------     -----------    -----------    ------------    ------------
Net Income                                              $      4,134      $   5,509       $  8,166      $    8,635      $   26,444

Basic Shares                                                  26,127         33,891         34,184          34,338          32,163
Diluted Shares                                                28,548         36,554         36,555          36,678          34,022

Reported Basic EPS                                              0.16           0.16           0.24            0.25            0.82
Reported Diluted EPS                                            0.14           0.15           0.22            0.24            0.78

Less: Gain on sale of Discontinued Operations                     --             88             --              --              88
Add: Tax Adjusted Interest Expense from IPO                    2,702          2,395             --              --           5,097
                                                         -----------      ---------      ---------      ----------     -----------
Pro Forma Net Income                                    $      6,836      $   7,816       $  8,166      $    8,635      $   31,453

Basic Shares                                                  33,477         33,891         34,184          34,338          33,975
Diluted Shares                                                36,307         36,554         36,555          36,678          36,526

Pro Forma Basic EPS                                             0.20           0.23           0.24            0.25            0.93
Pro Forma Diluted EPS                                           0.19           0.21           0.22            0.24            0.86




                                            RECONCILIATION BETWEEN NET INCOME AND EBITDA
                                                          ( in thousands)

                                                                                     2003

                                                 -----------------------------------------------------------------------------
                                                     Q1              Q2              Q3              Q4             FY 2003
                                                     --              --              --              --             -------
Net Income                                          $  9,075        $ 10,309      $  10,943       $   5,863      $     36,190

Secondary Offering         Expenses                       --              --            798              54               852
Provision for income taxes                             5,688           6,562          7,109           3,414            22,773
Interest expense, net of interest income               3,191           3,363          3,830          13,860            24,244
Amortization                                             477             563            723             687             2,450
Depreciation                                             892             936          1,158           1,454             4,440
                                                   -----------     -----------     -----------      ----------      ------------
EBITDA (1)                                          $ 19,323        $ 21,733      $  24,561       $  25,332      $     90,949


                                                                                     2002

                                                 -----------------------------------------------------------------------------
                                                     Q1             Q2               Q3              Q4             FY2002

Net Income                                          $  4,134        $  5,509      $   8,166       $    8,635     $     26,444

Secondary Offering Expenses                               --              --             --              --                --
Provision for income taxes                             2,646           3,518          5,221           5,338            16,723
Interest expense, net of interest income               7,734           7,349          3,224           3,320            21,627
Amortization                                             476             477            477             477             1,907
Depreciation                                           1,215           1,121          1,040             917             4,293
                                                 -----------     ----------      ------------     ----------      ------------
EBITDA (1)                                          $ 16,205        $ 17,974      $  18,128       $  18,687      $     70,994

(1) "EBITDA" as defined represents income before income taxes plus depreciation, amortization, net interest expense and secondary offering expenses. EBITDA is a key financial measure but should not be construed as an alternative to operating income or cashflows from operating activities (as determined in accordance with accounting principles generally accepted in the United States of America). The company believes that EBITDA is a useful supplement to net income and other income statement data in understanding cash flows generated from operations that are available for taxes, debt service and capital expenditures.

     RECONCILIATION BETWEEN TOTAL REVENUE GROWTH AND ORGANIC REVENUE GROWTH
                                ($ in thousands)


                                                 Q4               Full Year
                                            -------------         ------------

   2002 Revenue                             $     216,945       $     825,826
   2003 Revenue                                   280,710           1,042,474
   Total Revenue Growth over 2002                   29.4%               26.2%

   Less: 2003 ISI Revenue                          37,157              82,469
   Adjusted Total 2003 Revenue                    243,533             960,005
   Organic Revenue Growth over 2002                 12.3%               16.2%



                                                NET DEBT RECONCILIATION

                                                   ($ in thousands)

                                                           As of                           As of

         Net Debt                                   September 30, 2003               December 31, 2003
         --------
                                                 --------------------------       ------------------------

         Revolving Credit Facility                   $       57,400                   $        4,400
         Term Loan                                          18,352                            150,000
         Subordinated Notes Payable                          2,500                             2,500
         Senior Subordinated Notes                          75,000                             1,876
                                                 --------------------------       ------------------------
         Total:                                            153,252                           158,776

         Less: Cash                                          2,724                             2,088
                                                 --------------------------       ------------------------
         Net Debt                                    $     150,528                    $      156,688
                                                 ==========================       ========================




          RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW
                                 (in thousands)

           Free Cash Flow                            FY 2003
           ---------------                        ---------------

           Cash Flow from Operations         $            37,691
           Less: Capital Expenditures                    (3,049)
                                                  --------------
           Free Cash Flow                    $            34,642
                                                  ==============